UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2006

ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0057842 (I.R.S. Employer Identification No.)
2575 Augustine Drive
Santa Clara, California 95054-2914
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement.
On January 13, 2006, Alliance Semiconductor Corporation (the Company or Alliance) entered into an employment agreement with Karl H. Moeller, Jr., effective immediately. Pursuant to the employment agreement, Mr. Moeller will serve as Interim Chief Financial Officer of the Company, will receive a base salary of $20,000 per month and an option to purchase up to 25,000 shares of the Company’s common stock. Pursuant to the stock option agreement, the option (1) is subject to a one-year cliff and vests ratably annually over 5 years subject to Mr. Moeller’s continuous service to the Company; (2) has an exercise price equal to $2.66, the fair market value of the Company’s common stock on the date of grant as determined based on the closing sales price of the Company’s common stock on the Nasdaq National Market on January 13, 2006; and (3) is subject to full acceleration in the event of a change of control of the Company, as defined in the stock option agreement.
This description of the employment agreement and stock option agreement is not intended to be complete and is qualified in its entirety by the complete text of the documents attached to this filing as exhibits, which are incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 13, 2006, Karl H. Moeller, Jr. was appointed to serve as the Company’s Interim Chief Financial Officer, effective immediately.
Mr. Moeller, 62, had been serving as a special consultant to the Company since December 20, 2005. From July 2004 until joining the Company, Mr. Moeller served as a senior financial consultant to several high technology and biotechnology companies. From September 2002 to July 2003, Mr. Moeller served as the Chief Financial Officer of Medconx, Inc., an early stage developer and manufacturer of components used in disposable medical and surgical devices. Prior to that, Mr. Moeller served as the Chief Financial Officer of Olympian, then a privately held fuel distribution company with annual revenues in excess of $200 million, from January 2001 through completion of the sale of Olympian in September 2002. During the period between 1991 and 2003, Mr. Moeller served as a consultant of David Powell, Inc., providing senior financial services to numerous clients, including the preparation of SEC filings to document the restructure of Cytotherapeutics, Inc. into StemCells, Inc. and securing capital for StemCells, Inc. after the restructure. Mr. Moeller holds a Bachelors degree in Finance and Accounting.
Prior to Mr. Moeller’s appointment, Mr. Melvin L. Keating, the Company’s Interim President and Chief Executive Officer, had been serving in the additional role of Interim Chief Financial Officer.
In addition, on January 16, 2005, Nirmal Saxena resigned as the Company’s Executive Vice President, Chief Operating Officer and Chief Technology Officer.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement with Karl H. Moeller, Jr. dated January 13, 2006.

10.2	Stock Option Agreement with Karl H. Moeller, Jr. dated January 20, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: January 20, 2006	By:	/s/ Melvin L. Keating
Melvin L. Keating
Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement with Karl H. Moeller, Jr. dated January 13, 2006.

10.2	Stock Option Agreement with Karl H. Moeller, Jr. dated January 20, 2006.